Exhibit 10a

AMENDMENT NO. 1 TO REVOLVING CREDIT AGREEMENT

AMENDMENT dated as of June 13, 2011 (this “Amendment”) to the Revolving Credit Agreement dated as of November 1, 2010 (the “Credit Agreement”) among KENTUCKY UTILITIES COMPANY (the “Borrower”), the LENDERS party thereto (the “Lenders”), and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, Issuing Lender and Swingline Lender (the “Agent”).

RECITALS:

WHEREAS, the parties hereto desire to amend the Credit Agreement to modify the definition of “Borrower’s Rating”.  The parties hereto therefore agree as follows:

Section 1.  Defined Terms; References. Unless otherwise specifically defined herein, each term used herein that is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement. Each reference to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Credit Agreement shall, after this Amendment becomes effective, refer to the Credit Agreement as amended hereby and each reference to “thereof”, “thereunder”, “therein” and “thereby” and each other similar reference to the Credit Agreement contained in any other Loan Document shall, after this treatment becomes effective refer to the Credit Agreement as amended hereby.

Section 2.  Amendments of Credit Agreement Definitions.

(a)  The definition of “Borrower’s Rating” set forth in Section 1.01 of the Credit Agreement is hereby amended to read in its entirety:

“Borrower’s Rating” means the senior secured long-term debt rating of the Borrower from S&P or Moody’s.

(b)  The definition of “Applicable Percentage” set forth in Section 1.01 of the Credit Agreement is hereby amended to read in its entirety:

“Applicable Percentage” means, for purposes of calculating (i) the applicable interest rate for any day for any Base Rate Loans or Euro-Dollar Loans, (ii) the applicable rate for the Commitment Fee for any day for purposes of Section 2.07(a) or (iii) the applicable rate for the Letter of Credit Fee for any day for purposes of Section 2.07(b), the appropriate applicable percentage set forth below corresponding to one rating level below the then current highest Borrower’s Ratings; provided, that, in the event that the Borrower’s Ratings shall fall within different levels and ratings are maintained by both Rating Agencies, the applicable rating shall be based on the higher of the two ratings unless one of the ratings is two or more levels lower than the other, in which case the applicable rating shall be determined by reference to the level one rating lower than the higher of the two ratings:

	Borrower’s Ratings (S&P /Moody’s)	Applicable Percentage for Commitment Fees	Applicable Percentage for Base Rate Loans	Applicable Percentage for Euro-Dollar Loans and Letter of Credit Fees
Category A	> A- from S&P / A3 from Moody’s	0.200%	0.75%	1.75%
Category B	BBB+ from S&P / Baa1 from Moody’s	0.250%	1.00%	2.00%
Category C	BBB from S&P / Baa2 from Moody’s	0.375%	1.25%	2.25%
Category D	BBB- from S&P / Baa3 from Moody’s	0.500%	1.50%	2.50%
Category E	≤BB+ from S&P / Ba1 from Moody’s	0.625%	2.00%	3.00%

Section 3.  Governing Law.  This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

Section 4. Full Force and Effect; Ratification.  Except as expressly modified herein, all of the terms and conditions of the Credit Agreement are unchanged, and, as modified hereby, the Borrower confirms and ratifies all of the terms, covenants and conditions of the Credit Agreement. This Amendment constitutes the entire and final agreement among the parties hereto with respect to the subject matter hereof and there are no other agreements, understandings, undertakings, representations or warranties among the parties hereto with respect to the subject matter hereof except as set forth herein.

Section 5.  Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

Section 6.  Effectiveness.  This Amendment shall become retroactively effective as of May 1, 2011, on the date when the Agent shall have received from each of the Borrower and the Lenders a counterpart hereof signed by such party or facsimile or other written confirmation (in form satisfactory to the Agent) that such party has signed a counterpart hereof.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

KENTUCKY UTILITIES COMPANY
By:	/s/ Daniel K. Arbough
Name:Daniel K. Arbough
Title:Treasurer

WELLS FARGO BANK, NATIONAL ASSOCIATION as Administrative Agent, Issuing Lender, Swingline Lender and Lender
By:	/s/ Nick Schmiesing
Name:Nick Schmiesing
Title:Assistant Vice President

Bank of America, N.A.
By:	/s/ Mike Mason
Name:Mike Mason
Title:Director

CREDIT SUISSE AG, Cayman Islands Branch
By:	/s/ Jay Chall
Name:Jay Chall
Title:Director

By:	/s/ Vipul Dhadda
Name:Vipul Dhadda
Title:Associate

Barclays Bank PLC
By:	/s/ May Huang
Name:May Huang
Title:Assistant Vice President

BNP Paribas
By:	/s/ Pasquale A. Perraglia IV
Name:Pasquale A. Perraglia IV
Title:Vice President

By:	/s/ Mark A. Renaud
Name:Mark A. Renaud
Title:Managing Director

CITIBANK, N.A.
By:	/s/ Mary Beth Mandanas
Name:Mary Beth Mandanas
Title:Vice President

JPMorgan Chase Bank, N.A., as a Lender
By:	/s/ Juan Javellana
Name:Juan Javellana
Title:Executive Director

MORGAN STANLEY BANK, N.A.
By:	/s/ Scott Taylor
Name:Scott Taylor
Title:Authorized Signatory

ROYAL BANK OF CANADA
By:	/s/ Thomas Casey
Name:Thomas Casey
Title:Authorized Signatory

THE BANK OF NOVA SCOTIA
By:	/s/ Thane Rattew
Name:Thane Rattew
Title:Managing Director

The Bank of Tokyo-Mitsubishi UFJ, Ltd.
By:	/s/ Mary Coseo
Name:Mary Coseo
Title:Vice President

Union Bank, N.A.
By:	/s/ Hideyuki Okamoto
Name:Hideyuki Okamoto
Title:Vice President

The Royal Bank of Scotland plc as a Lender
By:	/s/ Andrew N. Taylor
Name:Andrew N. Taylor
Title:Vice President

UBS Loan Finance LLC
By:	/s/ Irja R. Otsa
Name:Irja R. Otsa
Title:Associate Director

By:	/s/ Mary E. Evans
Name:Mary E. Evans
Title:Associate Director

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK
By:	/s/ Dixon Schultz
Name:Dixon Schultz
Title:Managing Director

By:	/s/ Sharada Manne
Name:Sharada Manne
Title:Director

DEUTSCHE BANK AG NEW YORK BRANCH, as a Lender
By:	/s/ Phillippe Sandmeier
Name:Phillippe Sandmeier
Title:Managing Director

By:	/s/ Edward D. Herko
Name:Edward D. Herko
Title:Director

KEYBANK NATIONAL ASSOCIATION as Lender
By:	/s/ Paul J. Pace
Name:Paul J. Pace
Title:Senior Vice President

Lloyds TSB Bank plc
By:	/s/ Deborah Carlson
Name:Deborah Carlson
Title:Director Corporate Banking USA C103

By:	/s/ Christian Hammerbeck
Name:Christian Hammerbeck
Title:Vice President Corporate Banking USA H057

U.S. Bank National Association
By:	/s/ Paul Vastola
Name:Paul Vastola
Title:Sr. Vice President

BANCO BILBAO VIZCAYA ARGENTARIA S.A. – NEW YORK BRANCH
By:	/s/ Nietzsche Rodricks
Name:Nietzsche Rodricks
Title:Senior Banker

By:	/s/ Michael Oka
Name:Michael Oka
Title:Executive Director

THE BANK OF NEW YORK MELLON
By:	/s/ John N. Watt
Name:John N. Watt
Title:Vice President

Bayerische Landesbank, New York Branch
By:	/s/ Rolf Siebert
Name:Rolf Siebert
Title:Senior Vice President

By:	/s/ Michael Hintz
Name:Michael Hintz
Title:First Vice President

MIZUHO CORPORATE BANK, LTD.
By:	/s/ Leon Mo
Name:Leon Mo
Title:Authorized Signatory

Sovereign Bank
By:	/s/ Robert D. Lanigan
Name:Robert D. Lanigan
Title:SVP

SUNTRUST BANK
By:	/s/ Andrew Johnson
Name:Andrew Johnson
Title:Director

CIBC Inc.
By:	/s/ Robert Casey
Name:Robert Casey
Title:Executive Director

By:	/s/ Josh Hogarth
Name:Josh Hogarth
Title:Director

Fifth Third Bank
By:	/s/ Randolph J. Stierer
Name:Randolph J. Stierer
Title:Vice President

PNC Bank, National Association
By:	/s/ Edward M. Tessalone
Name:Edward M. Tessalone
Title:Senior Vice President PNC Bank, N.A.

Sumitomo Mitsui Banking Corporation
By:	/s/ Masakazu Hasegawa
Name:Masakazu Hasegawa
Title:General Manager

Wing Lung Bank Ltd., Los Angeles Branch, as a Lender
By:	/s/ Anthony P.S. Yip
Name:Anthony P.S. Yip
Title:V.P. & Manager

THE NORTHERN TRUST COMPANY
By:	/s/ Peter J. Hallan
Name:Peter J. Hallan
Title:Vice President